EXHIBIT 1.11


BRITISH    Ministry of Finance          Mailing Address:           Location:
COLUMBIA   Corporate and Personal       PO BOX 9431 Stn Prov Govt  2nd Floor-940
           Property Registries          Victoria BC V8W 9V3        Blanshard St
           www.corporateonline.gov.bc.ca                           Victoria BC
                                                                   250 356-8626

           Notice of Articles                        CERTIFIED COPY
                                        Of a Document filed with the Province of
        BUSINESS CORPORATIONS ACT        British Columbia Registrar of Companies

                                                     /s/ J.S. Powell
                                                     ---------------
                                                       J S Powell
                                                     January 5, 2005


THIS NOTICE OF ARTICLES WAS ISSUED BY THE REGISTRA ON: JANUARY 5, 2005 10:44 AM PACIFIC TIME

INCORPORATION NUMBER:        BC0219019

RECOGNITION DATE:            INCORPORATED ON OCTOBER 24, 1980
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                               NOTICE OF ARTICLES

    NAME OF COMPANY:
    AMADOR GOLD CORP.

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REGISTERED OFFICE INFORMATION

MAILING ADDRESS:                        DELIVERY ADDRESS:
1100, 888 DUNSMUIR STREET               1100, 888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4                    VANCOUVER BC V6C 3K4


RECORDS OFFICE INFORMATION

MAILING ADDRESS:                        DELIVERY ADDRESS:
1100, 888 DUNSMUIR STREET               1100, 888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4                    VANCOUVER BC V6C 3K4


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DIRECTOR INFORMATION

LAST NAME, FIRST NAME MIDDLE NAME:
SOUTHAM, PHILIP J.

MAILING ADDRESS:                        DELIVERY ADDRESS:
19021 117A AVENUE                       19021 117A AVENUE
PITT MEADOWS BC V3Y I Y4                PITT MEADOWS BC V3Y 1Y4


LAST NAME, FIRST NAME MIDDLE NAME:
HUGHES, RICHARD W. (NAME CORRECTED,
FORMERLY HUGHES, RICHARD W)

MAILING ADDRESS:                        DELIVERY ADDRESS:
BOX 16, 5447 BURLEY PLACE               BOX 16, 5447 BURLEY PLACE
SECHELT BC VON 3AO                      SECHELT BC VON 3AO


LAST NAME, FIRST NAME MIDDLE NAME: EVOY, LYNN W.

MAILING ADDRESS:                        DELIVERY ADDRESS:
14048, 30TH AVENUE                      14048, 30TH AVENUE
SURREY BC V4P 2N3                       SURREY BC V4P 2N3


LAST NAME, FIRST NAME MIDDLE NAME: BULLOCK, RUPERT L.

MAILING ADDRESS:                        DELIVERY ADDRESS:
16493 26TH AVENUE                       16493-26TH AVENUE
SURREY BC V3S 9W9                       SURREY BC V3S 9W9


PRE-EXISTING COMPANY PROVISIONS

THE PRE-EXISTING COMPANY PROVISIONS APPLY TO THIS COMPANY.


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AUTHORIZED SHARE STRUCTURE
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1.       100,000,000             COMMON Shares         Without Par Value


                                                       Without Special Rights or
                                                       Restrictions attached



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